EXHIBIT 23.2

                    CONSENT OF MOORE & ASSOCIATES, CHARTERED
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Annual Report on Form 10-K of Exterra Energy, Inc. of our reports dated May 31, 2009 and 2008 relating to the financial statements which appears in this Form 10-K.


                                           /s/ Moore & Associates, Chartered
                                           ---------------------------------
                                           Moore & Associates, Chartered

Las Vegas, Nevada
October 21, 2009